SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: July 27 1999 (Date of earliest event reported) ABN AMRO Mortgage Corporation (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1999 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1999-5) Delaware (State or other jurisdiction of organization) 333-57027 (Commision File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (248) 643-2530 (Former name or former address, if changed since last report.) ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on May 28, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Dated: May 28, 2002 LaSalle Bank N.A. Administrator: Rita Lopez (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation (LaSalle Home Mortgage Corporation, as Servicer) Multi-Class Mortgage Pass-through Certificates Series 1999-5 ABN AMRO Acct: 67-8198-90-4 Statement Date: 05/28/02 Payment Date: 05/28/02 Prior Payment: 04/25/02 Record Date: 04/30/02 WAC: 7.050842% WAMM: 318 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 3 Asset Backed Facts Sheets 1 2 Total Pages Included In This Package 10 Modified Loan Detail Appendix A Realized Loss Detail Appendix B LaSalle Web Site www.etrustee.net LaSalle Bulletin Board (714) 282-3990 0 0 Bloomberg User Terminal 0 0 Monthly Data File Name: ABN99005_200205_3.ZIP REMIC II Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A-1 60,514,000.00 27,721,369.59 00077BJL8 1000.000000 458.098450 A-2 30,000,000.00 10,761,875.26 00077BJM6 1000.000000 358.729175 A-3 475,000.00 231,835.83 00077BJN4 1000.000000 488.075432 A-4 11,500,000.00 6,059,642.41 00077BJP9 1000.000000 526.925427 A-5 1,344,755.00 N 616,030.44 00077BJQ7 1000.000000 458.098639 A-6 79,131,433.00 39,982,630.11 00077BJR5 1000.000000 505.268622 A-7 26,377,144.00 13,327,543.26 00077BJS3 1000.000000 505.268624 A-8 24,339,323.00 24,339,323.00 00077BJT1 1000.000000 1000.000000 A-9 31,085,699.00 31,085,699.00 00077BJU8 1000.000000 1000.000000 A-10 31,085,585.00 31,085,585.00 00077BJV6 1000.000000 1000.000000 A-P 3,136,144.00 2,402,222.21 00077BJW4 1000.000000 765.979563 A-X 7,685,750.00 N 3,905,296.33 00077BJX2 1000.000000 508.121697 M 6,994,300.00 6,783,481.64 00077BJY0 1000.000000 969.858548 B-1 2,486,800.00 2,411,844.24 00077BJZ7 1000.000000 969.858549 B-2 1,243,400.00 1,205,922.09 00077BKA0 1000.000000 969.858525 B-3 1,088,000.00 1,055,206.10 00077BKH5 1000.000000 969.858548 B-4 621,700.00 602,961.08 00077BKJ1 1000.000000 969.858581 B-5 777,222.00 498,829.23 00077BKK8 1000.000000 641.810487 R 100.00 0.00 00077BKB8 1000.000000 0.000000 Totals 310,855,850.00 199,555,970.05 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 1,512,007.66 0.00 0.00 00077BJL8 24.986080 0.000000 0.000000 A-2 855,566.25 0.00 0.00 00077BJM6 28.518875 0.000000 0.000000 A-3 10,814.10 0.00 0.00 00077BJN4 22.766526 0.000000 0.000000 A-4 241,945.95 0.00 0.00 00077BJP9 21.038778 0.000000 0.000000 A-5 0.00 0.00 0.00 00077BJQ7 0.000000 0.000000 0.000000 A-6 1,700,812.93 0.00 0.00 00077BJR5 21.493519 0.000000 0.000000 A-7 566,937.64 0.00 0.00 00077BJS3 21.493519 0.000000 0.000000 A-8 0.00 0.00 0.00 00077BJT1 0.000000 0.000000 0.000000 A-9 0.00 0.00 0.00 00077BJU8 0.000000 0.000000 0.000000 A-10 0.00 0.00 0.00 00077BJV6 0.000000 0.000000 0.000000 A-P 29,066.08 0.00 0.00 00077BJW4 9.268095 0.000000 0.000000 A-X 0.00 0.00 0.00 00077BJX2 0.000000 0.000000 0.000000 M 7,235.21 0.00 0.00 00077BJY0 1.034444 0.000000 0.000000 B-1 2,572.45 0.00 0.00 00077BJZ7 1.034442 0.000000 0.000000 B-2 1,286.23 0.00 0.00 00077BKA0 1.034446 0.000000 0.000000 B-3 1,125.47 0.00 0.00 00077BKH5 1.034439 0.000000 0.000000 B-4 643.11 0.00 0.00 00077BKJ1 1.034438 0.000000 0.000000 B-5 532.05 0.00 0.00 00077BKK8 0.684553 0.000000 0.000000 R 0.00 0.00 0.00 00077BKB8 0.000000 0.000000 0.000000 Totals 4,930,545.13 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 26,209,361.93 152,467.53 0.00 00077BJL8 433.112370 2.519541 0.000000 A-2 9,906,309.01 60,535.55 0.00 00077BJM6 330.210300 2.017852 0.000000 A-3 221,021.73 1,304.08 0.00 00077BJN4 465.308905 2.745432 0.000000 A-4 5,817,696.46 34,085.49 0.00 00077BJP9 505.886649 2.963956 0.000000 A-5 582,430.27 3,465.17 0.00 00077BJQ7 433.112548 2.576804 0.000000 A-6 38,281,817.18 81,631.20 0.00 00077BJR5 483.775103 1.031590 0.000000 A-7 12,760,605.62 218,238.52 0.00 00077BJS3 483.775105 8.273774 0.000000 A-8 24,339,323.00 136,908.69 0.00 00077BJT1 1000.000000 5.625000 0.000000 A-9 31,085,699.00 174,857.06 0.00 00077BJU8 1000.000000 5.625000 0.000000 A-10 31,085,585.00 174,856.42 0.00 00077BJV6 1000.000000 5.625000 0.000000 A-P 2,373,156.13 0.00 0.00 00077BJW4 756.711468 0.000000 0.000000 A-X 3,770,783.85 21,967.29 0.00 00077BJX2 490.620155 2.858184 0.000000 M 6,776,246.43 38,157.08 0.00 00077BJY0 968.824104 5.455454 0.000000 B-1 2,409,271.79 13,566.62 0.00 00077BJZ7 968.824107 5.455453 0.000000 B-2 1,204,635.86 6,783.31 0.00 00077BKA0 968.824079 5.455453 0.000000 B-3 1,054,080.63 5,935.53 0.00 00077BKH5 968.824108 5.455450 0.000000 B-4 602,317.97 3,391.66 0.00 00077BKJ1 968.824143 5.455461 0.000000 B-5 498,297.18 2,805.91 0.00 00077BKK8 641.125933 3.610178 0.000000 R 0.00 0.00 0.00 00077BKB8 0.000000 0.000000 0.000000 Totals 194,625,424.92 1,130,957.11 0.00 Pass-Through Class Rate (2) CUSIP Next Rate (3) A-1 6.600000% 00077BJL8 Fixed A-2 6.750000% 00077BJM6 Fixed A-3 6.750000% 00077BJN4 Fixed A-4 6.750000% 00077BJP9 Fixed A-5 6.750000% 00077BJQ7 Fixed A-6 2.450000% 00077BJR5 2.440000% A-7 19.650000% 00077BJS3 19.680000% A-8 6.750000% 00077BJT1 Fixed A-9 6.750000% 00077BJU8 Fixed A-10 6.750000% 00077BJV6 Fixed A-P 00077BJW4 None A-X 6.750000% 00077BJX2 Fixed M 6.750000% 00077BJY0 Fixed B-1 6.750000% 00077BJZ7 Fixed B-2 6.750000% 00077BKA0 Fixed B-3 6.750000% 00077BKH5 Fixed B-4 6.750000% 00077BKJ1 Fixed B-5 6.750000% 00077BKK8 Fixed R 6.750000% 00077BKB8 Fixed Total P&I Payment 6,061,502.24 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated REMIC I Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC I Intere310,855,850.00 199,555,969.9 4,930,545.14 1000.000000 641.956617 15.861195 R (component R 0.00 0.00 0.00 1000.000000 0.000000 0.000000 310,855,850.00 199,555,969.9 4,930,545.14 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC I Intere 0.00 0.00 194,625,424.83 0.000000 0.000000 626.095423 R (component R 0.00 0.00 0.00 0.000000 0.000000 0.000000 0.00 0.00 194,625,424.83 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC I Intere 1,130,957.12 0.00 6.800842% 3.638204 0.000000 6.798473% R (component R 0.00 0.00 0.000000 0.000000None 1,130,957.12 0.00 Total P&I Payment 6,061,502.26 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Other Related Information Accrued ReimbursemeNet Certificateof Prior Prepayment Class Interest Losses Int. Shortfalls A-1 152,467.53 0.00 0.00 A-2 60,535.55 0.00 0.00 A-3 1,304.08 0.00 0.00 A-4 34,085.49 0.00 0.00 A-5 3,465.17 0.00 0.00 A-6 81,631.20 0.00 0.00 A-7 218,238.52 0.00 0.00 A-8 136,908.69 0.00 0.00 A-9 174,857.06 0.00 0.00 A-10 174,856.42 0.00 0.00 A-P 0.00 0.00 0.00 A-X 21,967.29 0.00 0.00 M 38,157.08 0.00 0.00 B-1 13,566.62 0.00 0.00 B-2 6,783.31 0.00 0.00 B-3 5,935.53 0.00 0.00 B-4 3,391.66 0.00 0.00 B-5 2,805.91 0.00 0.00 R 0.00 0.00 0.00 Total 1,130,957.1 0.00 0.00 0.00 Prior Ending Unpaid Unpaid Interest Class Interest Interest Loss A-1 0.00 0.00 0.00 A-2 0.00 0.00 0.00 A-3 0.00 0.00 0.00 A-4 0.00 0.00 0.00 A-5 0.00 0.00 0.00 A-6 0.00 0.00 0.00 A-7 0.00 0.00 0.00 A-8 0.00 0.00 0.00 A-9 0.00 0.00 0.00 A-10 0.00 0.00 0.00 A-P 0.00 0.00 0.00 A-X 0.00 0.00 0.00 M 0.00 0.00 0.00 B-1 0.00 0.00 0.00 B-2 0.00 0.00 0.00 B-3 0.00 0.00 0.00 B-4 0.00 0.00 0.00 B-5 0.00 0.00 0.00 R 0.00 0.00 0.00 Total 0.00 0.00 0.00 Actual Distribution Class of Interest A-1 152,467.53 A-2 60,535.55 A-3 1,304.08 A-4 34,085.49 A-5 3,465.17 A-6 81,631.20 A-7 218,238.52 A-8 136,908.69 A-9 174,857.06 A-10 174,856.42 A-P 0.00 A-X 21,967.29 M 38,157.08 B-1 13,566.62 B-2 6,783.31 B-3 5,935.53 B-4 3,391.66 B-5 2,805.91 R 0.00 Total 1,130,957.11 BOOK VALUE OF FORECLOSURES NUMBER OF LOANS BALANCE BOOK VALUE OF FORECLOSURE LOANS (AGGREGATE) 0 0.00 PAYOFFS AND CURTAILMENTS CURRENT NUMBER OF PAYOFFS 14 CURRENT PAYOFF BALANCE 4,654,124.51 CURRENT NUMBER OF CURTAILMENTS 112 CURRENT CURTAILMENTS BALANCE 63,379.44 SERVICER ADVANCES PRINCIPAL ADVANCES 10,998.51 INTEREST ADVANCES 62,668.61 TOTAL ADVANCES 73,667.12 REALIZED LOSSES CURRENT REALIZED LOSSES 0.00 PRIOR REALIZED LOSSES 255,344.50 TOTAL REALIZED LOSSES SINCE CUT-OFF DATE 255,344.50 SPECIAL HAZARD COVERAGE BEGINNING BALANCE CURRENT REDUCTION* 3,509,134.88 0.00 ENDING BALANCE 3,509,134.88 BANKRUPTCY COVERAGE BEGINNING BALANCE CURRENT REDUCTION 116,000.00 0.00 ENDING BALANCE 116,000.00 FRAUD COVERAGE BEGINNING BALANCE CURRENT REDUCTION 3,108,559.00 0.00 ENDING BALANCE 3,108,559.00 DistributioDelinq 1 Month Date # Balance 05/28/02 1 423,089 0.18% 0.217% 04/25/02 2 567,310 0.34% 0.284% 03/25/02 4 1,256,959 0.67% 0.614% 02/25/02 1 424,307 0.16% 0.199% 01/25/02 4 1,381,164 0.62% 0.626% 12/26/01 4 1,547,917 0.58% 0.659% 11/26/01 4 1,286,836 0.56% 0.525% 10/25/01 13 4,657,118 1.76% 1.846% 09/25/01 1 282,496 0.13% 0.110% 08/27/01 5 1,309,936 0.66% 0.499% 07/25/01 5 1,661,093 0.65% 0.623% 07/25/01 5 1,661,093 0.65% 0.623% 06/25/01 5 1,223,051 0.64% 0.450% 06/25/01 5 1,223,051 0.64% 0.450% 05/25/01 5 1,652,844 0.63% 0.600% 04/25/01 3 804,770 0.37% 0.289% DistributioDelinq 2 Months Date # Balance 05/28/02 1 257,390 0.18% 0.132% 04/25/02 1 257,622 0.17% 0.129% 03/25/02 0 0 0.00% 0.000% 02/25/02 2 691,874 0.32% 0.324% 01/25/02 2 737,449 0.31% 0.334% 12/26/01 2 524,489 0.29% 0.223% 11/26/01 1 266,207 0.14% 0.109% 10/25/01 2 569,695 0.27% 0.226% 09/25/01 0 0 0.00% 0.000% 08/27/01 0 0 0.00% 0.000% 07/25/01 1 258,418 0.13% 0.097% 07/25/01 1 258,418 0.13% 0.097% 06/25/01 1 258,644 0.13% 0.095% 06/25/01 1 258,644 0.13% 0.095% 05/25/01 2 543,731 0.25% 0.197% 04/25/01 0 0 0.00% 0.000% DistributioDelinq 3+ Months Date # Balance 05/28/02 2 740,004 0.35% 0.380% 04/25/02 2 740,769 0.34% 0.371% 03/25/02 4 1,337,602 0.67% 0.653% 02/25/02 2 596,620 0.32% 0.280% 01/25/02 2 708,224 0.31% 0.321% 12/26/01 0 0 0.00% 0.000% 11/26/01 0 0 0.00% 0.000% 10/25/01 2 747,395 0.27% 0.296% 09/25/01 0 0 0.00% 0.000% 08/27/01 0 0 0.00% 0.000% 07/25/01 1 340,704 0.13% 0.128% 07/25/01 1 340,704 0.13% 0.128% 06/25/01 1 341,006 0.13% 0.126% 06/25/01 1 341,006 0.13% 0.126% 05/25/01 1 341,306 0.13% 0.124% 04/25/01 2 583,758 0.25% 0.209% DistributioForeclosure/Bankruptcy Date # Balance 05/28/02 2 740,004 0.35% 0.380% 04/25/02 2 740,769 0.34% 0.371% 03/25/02 2 741,530 0.33% 0.362% 02/25/02 2 742,286 0.32% 0.348% 01/25/02 0 0 0.00% 0.000% 12/26/01 0 0 0.00% 0.000% 11/26/01 0 0 0.00% 0.000% 10/25/01 0 0 0.00% 0.000% 09/25/01 0 0 0.00% 0.000% 08/27/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% DistributioREO Date # Balance 05/28/02 0 0 0.00% 0.000% 04/25/02 0 0 0.00% 0.000% 03/25/02 0 0 0.00% 0.000% 02/25/02 0 0 0.00% 0.000% 01/25/02 0 0 0.00% 0.000% 12/26/01 2 708,537 0.29% 0.301% 11/26/01 2 708,849 0.28% 0.289% 10/25/01 2 709,158 0.27% 0.281% 09/25/01 0 0 0.00% 0.000% 08/27/01 2 709,437 0.26% 0.270% 07/25/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% DistributioModifications Date # Balance 05/28/02 0 0 0.00% 0.000% 04/25/02 0 0 0.00% 0.000% 03/25/02 0 0 0.00% 0.000% 02/25/02 0 0 0.00% 0.000% 01/25/02 0 0 0.00% 0.000% 12/26/01 0 0 0.00% 0.000% 11/26/01 0 0 0.00% 0.000% 10/25/01 0 0 0.00% 0.000% 09/25/01 0 0 0.00% 0.000% 08/27/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% DistributioPrepayments Date # Balance 05/28/02 14 4,654,125 2.46% 2.391% 04/25/02 16 4,942,981 2.74% 2.477% 03/25/02 25 8,112,723 4.17% 3.961% 02/25/02 19 7,006,955 3.04% 3.286% 01/25/02 42 14,154,043 6.52% 6.415% 12/26/01 30 9,439,260 4.37% 4.016% 11/26/01 21 7,002,903 2.93% 2.859% 10/25/01 11 3,971,445 1.49% 1.575% 09/25/01 14 5,446,304 1.87% 2.122% 08/27/01 12 3,589,628 1.57% 1.368% 07/25/01 12 4,498,769 1.55% 1.686% 07/25/01 12 4,498,769 1.55% 1.686% 06/25/01 12 3,600,359 1.52% 1.325% 06/25/01 12 3,600,359 1.52% 1.325% 05/25/01 9 2,734,302 1.13% 0.992% 04/25/01 6 1,729,495 0.74% 0.621% DistributioCurr Weighted Avg. Date Coupon Remit 05/28/02 7.0508% 6.8008% 04/25/02 7.0560% 6.8060% 03/25/02 7.0592% 6.8092% 02/25/02 7.0654% 6.8154% 01/25/02 7.0731% 6.8231% 12/26/01 7.0802% 6.8302% 11/26/01 7.0843% 6.8343% 10/25/01 7.0861% 6.8361% 09/25/01 7.0878% 6.8378% 08/27/01 7.0890% 6.8390% 07/25/01 7.0891% 6.8391% 07/25/01 7.0891% 6.8391% 06/25/01 7.0902% 6.8402% 06/25/01 7.0902% 6.8402% 05/25/01 7.0920% 6.8420% 04/25/01 7.0928% 6.8428% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category